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                                 AMENDMENT NO. 2
                                     TO THE
                           EARLE M. JORGENSEN COMPANY
                  EMPLOYEE CAPITAL ACCUMULATION PLAN AND TRUST


     WHEREAS, Earle M. Jorgensen Company previously established the Earle M. Jorgensen Company Employee Stock Ownership and Capital Accumulation Plan effective January 1, 1984 for employees of Earle M. Jorgensen Company by the merger of four previously established plans;

     WHEREAS, effective January 1, 1991, certain assets from the Earle M. Jorgensen Company Employee Stock Ownership and Capital Accumulation Plan were transferred to the Earle M. Jorgensen Company Employee Stock Ownership Plan, as renamed the Earle M. Jorgensen Company Employee Capital Accumulation Plan, (the "Plan");

     WHEREAS, the Plan and the Trust Agreement (the "Trust") were most recently restated effective January 1, 1993 and subsequently amended;

     WHEREAS, Subsection 19.1 provides that the Company reserves the right to amend the Plan and Trust;

     NOW THEREFORE RESOLVED, that Section 9 and Appendix C are amended effective January 1, 1996 as follows:

1.   Section 9 is amended to restate Subsection 9.5 in its entirety as follows:

     9.5  Interest Rate

          The interest rate charged on Participant loans shall be a fixed reasonable rate of interest, determined from time to time by the Administrator, which provides the Plan with a return commensurate with the prevailing interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances. The interest rate is determined as set forth in Appendix C, and may be changed from time to time by the Administrator, in writing, without the necessity of amending this Plan and Trust.

2. Appendix C is amended to restate in its entirety as set forth on the attached.



Date:  May 3, 1996                 Earle M. Jorgensen Company


                                   By:  /S/LONNIE R. TERRY
                                        ------------------------------

                                   Title: Chief Operations Officer
                                          ----------------------------


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EARLE M. JORGENSEN COMPANY                                       AMENDMENT NO. 2
EMPLOYEE CAPITAL ACCUMULATION PLAN AND TRUST


The provisions of the above amendment which relate to the Trustee are hereby approved and executed.


Date: June 14, 1996      BZW Barclays Global Investors, National Association

                              By: /S/ DELORES UPTON
                                  -------------------------

                              Title: Principal
                                     ----------------------

Date: July 5, 1996       BZW Barclays Global Investors, National Association

                              By: /S/ STEPHEN R. CONRAD
                                 ------------------------------

                              Title: Principal
                                    ---------------------------


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EARLE M. JORGENSEN COMPANY                                       AMENDMENT NO. 2
EMPLOYEE CAPITAL ACCUMULATION PLAN AND TRUST


                         APPENDIX C - LOAN INTEREST RATE


The interest rate charged on Participant loans shall be equal to the prime rate published in the Wall Street Journal at the time the loan is process, plus 2%. If multiple prime rates are published in the Wall Street Journal, the prime rate selected shall be the rate closest to the last prime rate used for this purpose.


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